                                      SUPPLEMENT A-1


                       NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES







                                CONSOLIDATING BALANCE SHEET

                                   AT DECEMBER 31, 1998



                   CONSOLIDATING INCOME AND RETAINED EARNINGS STATEMENTS

                             FOR YEAR ENDED DECEMBER 31, 1998



                           CONSLIDATING STATEMENT OF CASH FLOWS

                             FOR YEAR ENDED DECEMBER 31, 1998

                 NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED

                             INDEX OF CONSOLIDATED WORKSHEETS

                               YEAR ENDED DECEMBER 31, 1998
                                                                           Pages
                                                                           -----
Consolidating Balance Sheet...........................................................    1

Consolidating Statement of Income.....................................................    2

Consolidating Statement of Retained Earnings..........................................    3

Consolidating Statement of Cash Flows.................................................    4

                          INDEX OF INDIVIDUAL COMPANY STATEMENTS

                                             Balance   Statement Retained  Statement of
                                             Sheet     of Income Earnings  Cash Flows
                                             -------   --------- --------  ------------

GRANITE STATE ELECTRIC COMPANY (GRANITE STATE)           1          2          3        4
MASSACHUSETTS ELECTRIC COMPANY (MASS. ELECTRIC)          1          2          3        4
THE NARRAGANSETT ELECTRIC COMPANY (NARRA. ELECTRIC)      1          2          3        4
NEW ENGLAND POWER COMPANY (NEP)               1          2          3          4
NEW ENGLAND ENERGY INCORPORATED (NEEI)        1          2          3          4
NEW ENGLAND POWER SERVICE COMPANY (NEPSCO)    1          2          3          4
NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY,
   INC. (NEHTECI)                                        1          2          3        4
NEW ENGLAND HYDRO-TRANSMISSION CORPORATION (NEHTC)       1          2          3        4
NARRAGANSETT ENERGY RESOURCES COMPANY (NERC)  1          2          3          4
NEES GLOBAL, INC. (NEES GLOBAL)               1          2          3          4
NEES COMMUNICATIONS, INC. (NEESCOM)           1          2          3          4
NANTUCKET ELECTRIC COMPANY (NANT.ELECTRIC)    1          2          3          4
GRANITE STATE ENERGY (GS EN)                             1          2          3        4
NEES ENERGY (NEES EN)                                    1          2          3        4
NEW ENGLAND ELECTRIC SYSTEM (PARENT)          1          2          3          4

Page 1A

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                          BALANCE SHEET
               DECEMBER 31, 1998 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

                     GRANITE   MASS.     NARRA.
                     STATE    ELECTRIC  ELECTRIC    NEP      NEEI     NEPSCO    NEHTECI  NEHTC
                     -------  --------  --------    ---      ----     ------    -------  -----
Assets

Utility plant,
 at original cost        $72.4   $1,626.6   $732.1   $1,262.4                      $1.8    $220.7  $172.0
Less accumulated
 depreciation and
 amortization             22.9      500.0    209.2      837.6                                70.6    46.7
                          -----   --------    -----    -------    ----  ------    ------    ------
                          49.5    1,126.6    522.9      424.8                       1.8     150.1   125.3

Construction work in
 progress                  0.3       16.6      2.6       33.3
                          -----   --------   ------    -------    ----  ------    ------    ------
Net utility plant         49.8    1,143.2    525.5      458.1                       1.8     150.1   125.3
                          -----   --------   ------    -------    ----  ------    ------    ------
Investments in
 nuclear power
 companies, at equity                                    48.5
Investments in other
 subsidiaries, at
 equity
Other investments
 at cost                   1.2       14.7      5.1       39.6                          72.9
Current assets             9.4      270.2     83.0      350.7   $5.3    40.1        5.2       0.8
Deferred charges and
 other assets              1.4       26.5     50.5    1,517.9    2.3     8.4        4.7       4.9
                          -----   --------   ------    -------    ----  ------    ------    ------
                         $61.8   $1,454.6   $664.1   $2,414.8   $7.6  $123.2     $160.0    $131.0

                          =====   ========   ======    =======    ====  ======    ======    ======

Page 1B

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                          BALANCE SHEET
               DECEMBER 31, 1998 (IN MILLIONS, ROUNDED NEAREST TO HUNDRED THOUSAND)
                                           (Continued)

                                NEES                        NANT.
                          NERC  GLOBAL        NEESCOM    ELECTRIC      GS EN     NEES EN      PARENT
                          ----  ------       --------  ----------    -------     -------     -------
Assets

Utility plant,
 at original cost                                        $42.1
Less accumulated
 depreciation and
 amortization                                              7.7
                      --------  ------     ----------      ------ ----------  ----------   ---------
                                                          34.4
Construction work in
 progress                                                  0.2
                      --------  ------     ----------      ------ ----------   ---------   ---------
Net utility plant                                         34.6
                      --------  ------     ----------      ------ ----------   ---------   ---------

Investments in
 nuclear power
 companies, at equity
Investments in other
 subsidiaries, at
 equity                             $0.7                                                 $1,449.1
Other investments
 at cost                            19.9      $10.3        0.2                   $6.8         5.1
Current assets                       2.7        1.2        5.9      $0.3         65.1       171.1
Deferred charges and
 other assets                                   1.1        3.3                   14.6         0.7
                      --------      ------     --------   -------    -------   ---------  ----------
                                   $23.3      $12.6      $44.0      $0.3        $86.5    $1,626.0
                      ========      ======     ========   =======    =======   =========  ==========

Page 1C

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                          BALANCE SHEET
DECEMBER 31, 1998 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                         (Continued)

                                TOTAL
                                ADJUSTMENTS               NEES
                                & ELMINATIONS        CONSOLIDATED
                                -------------        ------------
Assets

Utility plant,
 at original cost                                        $4,130.1
Less accumulated
 depreciation and
 amortization                                             1,694.7
                                     --------            --------
                                                          2,435.4
Construction work in
 progress                                                    53.0
                                     --------            --------
Net utility plant                                         2,488.4
                                     --------            --------

Investments in
 nuclear power
 companies, at equity                                                            48.5
Investments in other
 subsidiaries, at
 equity                              $1,447.4                 2.4
Other investments
 at cost                                  6.6               169.2
Current assets                          287.6               723.4
Deferred charges and
 other assets                           (2.3)             1,638.6
                                     --------            --------
                                     $1,739.3            $5,070.5
                                     ========            ========

Page 1D

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                          BALANCE SHEET
               DECEMBER 31, 1998 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                           (Continued)

                  GRANITE  MASS.    NARRA.
                  STATE    ELECTRIC ELECTRIC    NEP        NEEI     NEPSCO    NEHTECI    NEHTC
                  -------  -------- ---------   ---        ----     ------    -------    -----
Capitalization and
 liabilities

Common share equity      $22.0    $508.2  $249.1    $520.9     ($2.3)     $26.8     $48.2    $30.0
Minority interests in
 consolidated
 subsidiaries
Cumulative preferred
 stock                              10.7     7.3       1.5
Long-term debt            20.0     353.3   168.7     371.8                           70.6     42.8
                         -----     -----   -----     -----      -----     -----     -----    -----
Total capitalization      42.0     872.2   425.1     894.2      (2.3)      26.8     118.8     72.8
                         -----     -----   -----     -----      -----     -----     -----    -----
Current liabilities
Long-term debt due
 within 1 year                      15.0     8.0                                      7.0      4.5
Short-term debt                     80.7    26.7                                               1.5
Other current
 liabilities              11.2     186.2    87.7     199.9        9.9      13.9       4.1      4.1
                         -----     -----   -----     -----      -----     -----     -----    -----
Total current
 liabilities              11.2     281.9   122.4     199.9        9.9      13.9      11.1     10.1
                         -----     -----   -----     -----      -----     -----     -----    -----
Deferred federal and
 state income taxes        3.9     201.0    81.0     165.1               (15.3)      22.2     18.2
Unamortized investment
 tax credits               0.8      14.4     6.5      30.9                            7.9      4.6
Other reserves and
 deferred credits          3.9      85.1    29.1   1,124.7                 97.8               25.3
                         -----     -----   -----     -----      -----     -----     -----    -----
                         $61.8  $1,454.6  $664.1  $2,414.8       $7.6    $123.2    $160.0   $131.0
                         =====     =====   =====     =====      =====     =====     =====    =====

Page 1E

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                          BALANCE SHEET
               DECEMBER 31, 1998 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                           (Continued)

                                 NEES                 NANT.
                       NERC     GLOBAL   NEESCOM     ELECTRIC     GS EN      NEES EN   PARENT
                       ----     ------   --------    -----        -------    -------   ------

Capitalization and
 liabilities

Common share equity                 $21.4      $7.0        $5.2         $0.1     $56.9    $1,571.7
Minority interests in
 consolidated
 subsidiaries                                                                      0.5
Cumulative preferred
 stock
Long-term debt                                             27.7                    0.8
                          -----     -----     -----       -----        -----     -----       -----
Total capitalization                 21.4       7.0        32.9          0.1      58.2     1,571.7
                          -----     -----     -----       -----        -----     -----       -----
Current liabilities
Long-term debt due
 within 1 year                                              1.5                    0.3
Short-term debt                                             3.2
Other current
 liabilities                          0.8       5.4         2.7          0.2      28.0        45.0
                          -----     -----     -----       -----        -----     -----       -----
Total current
 liabilities                          0.8       5.4         7.4          0.2      28.3        45.0
                          -----     -----     -----       -----        -----     -----       -----
Deferred federal and
 state income taxes                   0.8       0.2         1.6                  (0.8)       (4.2)
Unamortized investment
 tax credits                                                0.2
Other reserves and
 deferred credits                     0.3                   1.9                    0.8        13.5
                          -----     -----     -----       -----        -----     -----       -----
                                    $23.3     $12.6       $44.0         $0.3     $86.5    $1,626.0
                          =====     =====     =====       =====        =====     =====       =====


Page 1F

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                          BALANCE SHEET
               DECEMBER 31, 1998 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                           (Continued)

                           TOTAL
                           ADJUSTMENTS      NEES
                           & ELIMINATIONS   CONSOLIDATED
                           --------------   ------------

Capitalization and
 liabilities

Common share equity                $1,495.2        $1,570.0
Minority interests in
 consolidated
 subsidiaries                        (38.2)            38.7
Cumulative preferred
 stock                                                 19.5
Long-term debt                                      1,055.7
                                   --------         -------
Total capitalization                1,457.0         2,683.9
                                   --------         -------
Current liabilities
Long-term debt due
 within 1 year                                         36.3
Short-term debt                       112.1
Other current
 liabilities                          175.8           423.3
                                    -------          ------
Total current
 liabilities                          287.9           459.6
                                    -------          ------
Deferred federal and
 state income taxes                     1.6           472.1
Unamortized investment
 tax credits                                           65.3
Other reserves and
 deferred credits                     (7.2)         1,389.6
                                    -------         -------
                                   $1,739.3        $5,070.5
                                   ========        ========

Page 2A
                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                         INCOME STATEMENT
         YEAR ENDED DECEMBER 31, 1998 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                         GRANITE   MASS.     NARRA.
                         STATE     ELECTRIC  ELECTRIC   NEP       NEEI    NEPSCO   NEHTECI   NEHTC
                         -------   --------  --------   ---       ----    ------   -------   -----
Operating revenue          $65.7      $1,490.4    $475.7   $1,218.3                  $37.0    $31.7
                            -------   --------   -------   -------- -------- --------  ------    ------
Operating expenses:
Fuel for generation                                 5.9       223.8
Purchased electric energy   41.6         940.8     234.2     399.8
Other operation            11.2         292.5      95.8      155.1                      4.5   9.9
Maintenance                 1.4          33.5      12.0       60.3                      1.1   0.1
Depreciation and amortization             2.6      61.7       22.7      99.9                    8.9      5.9
Taxes, other than income
 taxes                      2.2          38.0      39.0       48.5                      3.3   3.2
Income taxes                1.8          36.3      16.2       73.6    (0.1)             4.0   3.2
                           --------   --------   -------   --------    ----- --------  ------ ------
Total operating expenses   60.8       1,402.8     425.8    1,061.0    (0.1)            21.8   22.3
                           --------   --------   --------  --------    ----- --------  ------ ------
Operating income            4.9          87.6      49.9      157.3    0.1              15.2   9.4
Other income:
Allowance for equity funds
 used during construction                                      0.6
Equity in income of
 generating companies                                          5.3
Other income (expense), net               0.1      (3.5)       0.8    0.2              $1.8     0.2
                             ------    -------      -----    ------    -----    -----  ------ ------
Operating and other income                5.0      84.1       50.7  163.4      0.1      1.8    15.4      9.4
                           --------     ------    -------     -----   ------    -----   ----- ------
Interest:
Interest on long-term debt                1.4      27.1       14.9   30.8         0.2           7.5      4.6
Other interest              0.4           7.3       3.6       10.7
Allowance for borrowed funds
 used during construction                (0.7)     (0.1)      (1.0)
                            --------    ------    -------     -----   ------    -----   ----- ------
Total interest              1.8          33.7      18.4       40.5    0.2               7.5   4.6
                            --------    ------    -------     -----   ------    -----   ----- ------
Income after interest       3.2          50.4      32.3      122.9   (0.1)     1.8      7.9   4.8
Preferred dividends and net
  gain/loss on reacquisition
  of preferred stock of
  subsidiaries                            1.0       1.8        1.4
Minority interests
                            --------    ------    -------    -----    ------    -----   ----- ------
Net income                 $3.2         $49.4     $30.5     $121.5  ($0.1)    $1.8     $7.9   $4.8
                            ========    ======    =======    =====    ======    =====   ===== ======
Page 2B
                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                         INCOME STATEMENT
          YEAR ENDED DECEMBER 31, 1998 (IN MILLION, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                           (Continued)
                                      NEES       NANT.
                           NERC      GLOBAL   ELECTRIC   NEESCOM  GS EN     NEES EN   PARENT
                           ----      ------   ---------  -------  -------   ------    ------
Operating revenue                       $5.0       $15.1     $0.1      $0.7    $171.4     ($0.1)
                             ------     -------     ------    ------   ------  -------      -----
Operating expenses
Fuel for generation
Purchased electric energy                            5.6                0.7
Other operation                          4.5         3.5      2.0               190.3      7.6
Maintenance                                          0.6
Depreciation and amortization            1.2         2.1      0.1                 1.4      0.2
Taxes, other than income
 taxes                                               0.4      0.1                          0.1
Income taxes               ($0.1)       (1.2)        0.4     (0.9)               (6.9)     1.1
                             ------     -------     ------    ------   ------  -------    -------
Total operating expenses    (0.1)        4.5        12.6      1.3       0.7     184.8      9.0
                             ------     -------     ------    ------   ------  -------    -------
Operating income             0.1          0.5        2.5     (1.2)              (13.4)    (9.1)
Other income:
Allowance for equity funds
 used during construction
Equity in income of
 generating companies        4.2        (0.1)                                            (58.2)
Other income (expense), net                         (1.5)                                  0.4      266.8
                             ------     -------      -----    ------   ------  -------    -------
Operating and other income   4.3        (1.1)        2.5     (1.2)              (13.0)   199.5
                             ------     -------      -----    ------   ------  -------    -------
Interest:
Interest on long-term debt   1.4                     1.9
Other interest                                       0.1                                   9.7
Allowance for borrowed funds
 used during construction
                             ------     -------      -----    ------   ------   ------    -------
Total interest               1.4                     2.0                                   9.7
                             ------     -------      -----    ------   ------   ------    -------
Income after interest        2.9        (1.1)        0.5     (1.2)              (13.0)   189.8
Preferred dividends and net
  gain/loss on reacquisition
  of preferred stock of
  subsidiaries                                                                            (0.7)
Minority interests
                             ------     -------     ------    ------   ------   ------    -------
Net income                  $2.9       ($1.1)       $0.5    ($1.2)      $0.0   ($13.0)             $190.5
                             ======     =======     ======    ======   ======   ======    =======
Page 2C
                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                         INCOME STATEMENT
          YEAR ENDED DECEMBER 31, 1998(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                           (Continued)
                                 TOTAL
                                 ADJUSTMENTS      NEES
                                 & ELIMINATIONS   CONSOLIDATED
                                 --------------   ------------
Operating revenue                      $1,090.5        $2,420.5
                                     ----------      ----------
Operating expenses
Fuel for generation                                       229.7
Purchased electric energy                 989.4           633.3
Other operation                           101.1           675.8
Maintenance                                               109.0
Depreciation and amortization                             206.7
Taxes, other than income
 taxes                                                    134.8
Income taxes                                5.0           122.4
                                     ----------       ---------
Total operating expenses                1,095.5         2,111.7
                                     ----------      ----------
Operating income                          (5.0)           308.8
Other income:
Allowance for equity funds
 used during construction                                   0.6
Equity in income of
 generating companies                    (58.2)             9.4
Other income (expense), net               268.5           (3.2)
                                     ----------      ----------
Operating and other income                205.3           315.6
                                     ----------      ----------
Interest:
Interest on long-term debt                                 89.8
Other interest                              4.0            27.8
Allowance for borrowed funds
 used during construction                                 (1.8)
                                     ----------      ----------
Total interest                              4.0           115.8
                                     ----------      ----------
Income after interest                     201.3           199.8
Preferred dividends and net
  gain/loss on reacquisition
  of preferred stock of
  subsidiaries                                              3.5
Minority interests                        (6.3)             6.3
                                     ----------      ----------
Net income                               $207.6          $190.0
                                     ==========      ==========

Page 3A


                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                  STATEMENT OF RETAINED EARNINGS
          YEAR ENDED DECEMBER 31, 1998 (IN MILLION, ROUNDED TO NEAREST HUNDRED THOUSAND)
                         GRANITE   MASS.      NARRA.
                         STATE     ELECTRIC   ELECTRIC  NEP       NEEI    NEPSCO   NEHTECI   NEHTC
                         -------   --------   --------  ------    ------  ------   -------   -----

Retained earnings at
 beginning of year         $10.8      $201.2     $129.6   $407.6   ($26.0)   $1.8     $0.3   $0.9

Additions:
Net income after preferred
 dividends of subsidiaries   3.2        49.4       30.5    121.5     (0.1)    1.8      7.9   4.8

Deductions:
Common dividends             2.2        42.0       73.6    130.6              1.8      8.0   5.8
Repurchase of common stock                                 193.9
Elimination due to dissolution
 of entity
                            -------    --------   ---------------- ---------  ------  -------     -----
Retained earnings at end
 of year                   $11.8      $208.6      $86.5   $204.6   ($26.1)   $1.8     $0.2   ($0.1)
                            =======    ========   ================ =========  ======  =======     =====

Page 3B


                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                  STATEMENT OF RETAINED EARNINGS
         YEAR ENDED DECEMBER 31, 1998 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                           (Continued)

                                         NEES        NANT.
                          NERC      GLOBAL    ELECTRIC    NEESCOM    GS EN      NEES EN    PARENT
                          ----      ------    ---------   -------    -------    -------    --------

Retained earnings at
 beginning of year           $2.5     ($9.2)      $0.9       ($0.6)     ($0.3)     ($9.5)  $956.6

Additions:
Net income after preferred
 dividends of subsidiaries    2.9      (1.1)       0.5        (1.2)                (13.0)  190.5

Deductions:
Common dividends              1.3                                                          145.9
Repurchase of common stock
Elimination due to dissolution
 of entity                    4.1
                              -----    -------    --------    -------     ------    -------     --------
Retained earnings at end
 of year                     $0.0    ($10.3)      $1.4       ($1.8)     ($0.3)    ($22.5)  $1,001.2
                              =====    =======    ========    =======     ======    =======     ========

Page 3C


                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                  STATEMENT OF RETAINED EARNINGS
         YEAR ENDED DECEMBER 31, 1998 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                           (Continued)

                                     TOTAL
                                     ADJUSTMENTS        NEES
                                    & ELIMINATIONS      CONSOLIDATED
                                    --------------      ------------

Retained earnings at
 beginning of year                             $712.1             $954.5

Additions:
Net income after preferred
 dividends of subsidiaries                      207.6              190.0

Deductions:
Common dividends                                265.6              145.6
Repurchase of common stock                      193.9
Elimination due to dissolution of entity          4.1
                                             --------          ---------
Retained earnings at end
 of year                                       $456.1             $998.9
                                             ========            =======

Page 4A
                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                     STATEMENT OF CASH FLOWS
         YEAR ENDED DECEMBER 31, 1998 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                         GRANITE   MASS.     NARRA.
                         STATE     ELECTRIC  ELECTRIC    NEP       NEEI     NEPSCO   NEHTECI  NEHTC
                         -------   --------  --------    ---       ----     ------   -------  -----
Operating Activities:
Net Income                     $3.2      $50.4     $32.3    $122.9      ($0.1)    $1.8     $7.9   $4.8
Adjustments to reconcile net
  income to net cash provided
  by (used in) operating activities:
Decrease (increase) in
  undistributed earnings of
  subsidiaries
Depreciation and amortization   2.6       61.7      22.8     104.3                          8.8   5.9
Deferred income taxes and
  investment tax credits-net   (0.6)      22.3      (2.7)   (226.7)     (60.3)    (4.9)     1.6   1.2
Allowance for funds used
  during construction                     (0.7)     (0.1)     (1.6)
Reimbursement to NEEI of loss
 on sale of oil and gas properties                                     (120.9)   120.9
Buyout of purchased power contracts                                    (326.6)
Minority interests
Decrease (increase) in other
  current assets                0.6      (33.9)      6.3     111.9        7.2    (24.2)     0.8   (0.7)
Increase (decrease) in payables
  and other current liabilities           (1.3)    (57.8)     (9.0)     (26.7)     3.8    (15.6)    0.6  (0.7)
Other, net                      1.8       31.3      14.7     (49.6)      (1.7)    39.7            0.1
                               ----       ----     -----     -----      -----    -----     ----   ----
Net cash provided by (used
  in) operating activities     $6.3      $73.3     $64.3   ($413.0)     $69.8    ($3.2)    19.7   10.6
                           --------  --------- -------------------  ------------------ --------   -----
Investing Activities:
Proceeds from sale of
  generating assets                                 39.7   1,688.9
Plant expenditures,
  excluding allowance for
  funds used during
  construction                 (3.2)     (77.6)    (22.2)    (64.4)
Proceeds from sale of NEEI
  oil and gas property                                                   50.0
Purchase of available-for-sale
  securities, net
Decrease (increase) in
  other investments                       (3.5)               (5.5)               (2.8)
                           --------    -------   -------  --------    -------  -------   ------   ------
 Net cash provided by (used
  in) investing activities     (3.2)     (81.1)     17.5   1,619.0       50.0     (2.8)
                           --------  --------- -------------------  ---------   ------   ------   ------
Page 4B
                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                     STATEMENT OF CASH FLOWS
         YEAR ENDED DECEMBER 31, 1998 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                           (Continued)
                                    NEES                     NANT.
                          NERC      GLOBAL    NEESCOM    ELECTRIC    GS EN       NEES EN     PARENT
                          ----      ------    -------    ---------   -------     ------      ------
Operating Activities:
Net Income                     $2.9      ($1.1)      ($1.2)      $0.5                ($13.0)     $190.5
Adjustments to reconcile net
  income to net cash provided
  by (used in) operating
  activities:
Decrease(increase) in
  undistributed earnings of
  subsidiaries                                                                                    256.2
Depreciation and amortization              1.2                    2.2                   1.3
Deferred income taxes and
  investment tax credits-net   (4.2)       0.5         0.3        1.0                  (0.2)       (0.9)
Allowance for funds used
  during construction
Reimbursement to NEEI of loss
  on sale of oil and gas properties
Buyout of purchased power contracts
Minority interests
Decrease (increase) in other
  current assets                0.6       (1.2)       (0.8)      (2.1)                (30.4)       33.5
Increase (decrease) in payables
  and other current liabilities                        0.3        5.2       (2.0)       0.1         6.0    0.4
Other, net                     30.8        2.0        (1.1)       0.8                   1.5         5.1
                           --------  ---------   --------- ---------- ----------   --------    --------
Net cash provided by (used
  in) operating activities     30.1        1.7         2.4        0.4        0.1      (34.8)      484.8
                           --------  ---------   --------- ---------- ----------   --------    --------
Investing Activities:
Proceeds from sale of
  generating assets
Plant expenditures,
  excluding allowance for
  funds used during
  construction                           (13.4)      (10.3)      (2.2)                 (2.2)
Proceeds from sale of NEEI
  oil and gas property
Purchase of available-for-sale
  securities, net                                                                                 (55.9)
Decrease (increase) in
  other investments                       (5.6)                                       (17.6)      140.1
                           --------  ---------   --------- ---------- ----------   --------   ---------
 Net cash provided by (used
  in) investing activities               (19.0)      (10.3)      (2.2)                (19.8)       84.2
                           --------  ---------   --------- ---------- ----------   --------   ---------


Page 4C
                     NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                      STATEMENT OF CASH FLOWS
          YEAR ENDED DECEMBER 31, 1998 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                            (Continued)
                                   TOTAL
                                   ADJUSTMENTS         NEES
                                   & ELIMINATIONS      CONSOLIDATED
                                   --------------      ------------
Operating Activities:
Net Income                              $211.8                  $190.0
Adjustments to reconcile net
  income to net cash provided
  by (used in) operating activities:
Decrease(increase)in undistributed
  earnings of subsidiaries               256.2
Depreciation and amortization             (0.2)                  211.0
Deferred income taxes and
  investment tax credits-net              (0.2)                 (273.4)
Allowance for funds used during construction                                   (2.4)
Reimbursement to NEEI of loss
  on sale of oil and gas properties
Buyout of purchased power contracts                             (326.6)
Minority interests                        (6.3)                    6.3
Decrease (increase) in other current assets                      128.7        (61.1)
Increase (decrease) in payables
  and other current liabilities         (182.2)                   85.5
Other, net                                61.9                    13.5
                                    ----------              ----------
Net cash provided by (used
  in) operating activities               469.7                  (157.2)
                                    ----------              ----------
Investing Activities:
Proceeds from sale of generating assets                        1,728.6
Plant expenditures, excluding allowance
  for funds used during construction     (13.5)                 (182.0)
Proceeds from sale of NEEI oil
  and gas property                                                50.0
Purchase of available-for-sale
  securities, net                          2.0                   (57.9)
Decrease (increase) in other investments 151.8                   (46.7)
                                      --------               ---------
 Net cash provided by (used
  in) investing activities               140.3                 1,492.0
                                      --------               ---------

Page 4D

                     NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                      STATEMENT OF CASH FLOWS
          YEAR ENDED DECEMBER 31, 1998 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                            (Continued)

                         GRANITE   MASS.     NARRA.
                         STATE     ELECTRIC  ELECTRIC   NEP        NEEI    NEPSCO  NEHTECI   NEHTC
                         -------   --------  --------   ---        ----    ------  -------   -----
Financing Activities:
 Dividends paid to minority
  interests
 Dividends paid on NEES common
  shares                       (1.0)     (42.0)    (73.0)   (166.1)              (1.8)    (8.1)    (5.5)
 Dividends paid on preferred
  stock                                   (1.0)      (.7)     (1.2)
 Preferred stock - redemptions                      (5.0)     (5.5)   (38.4)
 Long-term debt - issues        5.0       50.0
 Long-term debt - retirements            (40.0)    (12.0)   (328.0)    (122.0)            (7.0)    (4.6)
 Premium on reacquisition of
  long-term debt
 Capital contribution from
  parent                                   0.3       0.2      34.9
 Subordinated notes payable
  to parent (net)                                                         0.5
 Changes in short-term debt    (4.1)      46.0      10.3    (111.3)                                 1.5
Premium on redemption of
 preferred stock                          (0.2)     (1.2)     (0.1)
 Return of capital to minority
  interests and related
  premium                                                                                 (4.2)    (3.4)
 Repurchase of common shares                                (418.0)
                            -------  ---------  -------- --------- ---------- -------------------------
 Net cash provided by (used
  in) financing activities     (0.1)       8.1     (81.9) (1,028.2)    (121.5)   (1.8)   (19.3)   (12.0)
                            -------  ---------  -------- --------- ---------- -------------------------
Net increase (decrease) in
  cash and cash equivalents     3.0        0.3      (0.1)    177.8       (1.7)   (7.8)     0.4     (1.4)
Cash and cash equivalents at
  beginning of year             0.3        6.7       3.1       1.6        2.8     7.1      2.8      1.4
                            -------  ---------  -------- --------- ---------- -------------------------
Cash and cash equivalents at
  end of year                   3.3        7.0       3.0     179.4        1.1    (0.7)     3.2      0.0
                            =======  =========  ======== ========= ========== =========================

Page 4E

                     NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                      STATEMENT OF CASH FLOWS
          YEAR ENDED DECEMBER 31, 1998 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                            (Continued)



                                        NEES                   NANT.
                              NERC      GLOBAL    NEESCOM    ELECTRIC   GS EN     NEES EN    PARENT
                              ----      ------    -------    ---------  ------    -------    ------
Financing Activities:
 Dividends paid to minority
  interests
 Dividends paid on NEES common
  shares                          (2.3)                                                          (147.7)
 Dividends paid on preferred
  stock
 Preferred stock - redemptions
 Long-term debt - issues                                                                 0.5
 Long-term debt - retirements    (28.6)                            (1.4)
 Premium on reacquisition of
  long-term debt
 Capital contribution from
  parent                          (0.8)       4.3          7.9                          10.8
 Subordinated notes payable
  to parent (net)                 (0.1)      13.3                                       45.9
 Changes in short-term debt                                         3.1                          (102.0)
 Premium on redemption of
 preferred stock
 Return of capital to minority
  interests and related
  premium                          0.1
 Repurchase of common shares                                                                     (219.9)
                              --------  ---------   ----------  -------     -------  -------   --------
 Net cash provided by (used
  in) financing activities       (31.7)      17.6          7.9      1.7                 57.2     (469.6)
                              --------  ---------   ----------  -------     -------  -------   --------
Net increase (decrease) in
  cash and cash equivalents       (1.6)       0.3          0.0     (0.1)        0.1      2.6       99.4
Cash and cash equivalents at
  beginning of year                1.6        0.3                   0.1         0.1      1.6        1.1
                              --------  ---------   ----------  -------     -------  -------   --------
Cash and cash equivalents at
  end of year                      0.0        0.6          0.0      0.0         0.2      4.2      100.5
                              ========  =========   ==========  =======     =======  =======   ========

Page 4F

                     NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                      STATEMENT OF CASH FLOWS
          YEAR ENDED DECEMBER 31, 1998 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                            (Continued)



                                   TOTAL
                                   ADJUSTMENTS    NEES
                                   & ELIMINATIONS CONSOLIDATED
                                   -------------- ------------
Financing Activities:
 Dividends paid to minority
  interests                                     6.7          (6.7)
 Dividends paid on NEES common
  shares                                     (300.1)       (147.4)
 Dividends paid on preferred
  stock                                        (2.9)
 Preferred stock - redemptions                (29.3)        (19.6)
 Long-term debt - issues                        0.5          55.0
 Long-term debt - retirements                              (543.6)
 Premium on reacquisition of
  long-term debt                               22.1         (22.1)
 Capital contribution from
  parent                                       57.6
 Subordinated notes payable
  to parent (net)                              59.6
 Changes in short-term debt                    95.5        (252.0)
 Premium on redemption of
  Preferred stock                              (1.5)
 Return of capital to minority
  interests and related
  premium                                      (3.7)         (3.8)
 Repurchase of common shares                 (416.7)       (221.2)
                                         ----------    ----------
 Net cash provided by (used
  in) financing activities                   (512.2)     (1,161.4)
                                         ----------    ----------
Net increase (decrease) in
  cash and cash equivalents                    97.8         173.4
Cash and cash equivalents at
  beginning of year                            16.5          14.3
                                         ----------    ----------
Cash and cash equivalents at
  end of year                                $114.3        $187.7
                                         ==========    ==========
